UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2017

UNIFIED GROCERS, INC.

(Exact name of registrant as specified in its charter)

California	000-10815	95-0615250
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Sheila Street, Commerce, CA 90040

(Address of principal executive offices)

(323) 264-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger (as defined below), on June 23, 2017, Unified Grocers, Inc. (“Unified”) and Grocers Capital Company, a subsidiary of Unified (“GCC”), terminated all commitments and repaid all amounts outstanding under (i) the Amended and Restated Loan and Security Agreement, dated as of September 26, 2016, as amended by Amendment Number One dated as of June 26, 2015, and as amended by Amendment Number Two dated as of September 7, 2016, and further amended by Amendment Number Three dated as of December 22, 2016 (as amended, the “CB&T Credit Agreement”), by and among GCC, the lenders party thereto and ZB, N.A. dba California Bank & Trust and (ii) the Amended and Restated Credit Agreement, dated as of June 28, 2013, as amended by the Consent and Agreement dated as of October 9, 2013, and as further amended by the First Amendment and Consent dated as of June 27, 2014, and as further amended by the Second Amendment, Consent and Lender Joinder dated as of December 18, 2014, the Consent dated as of June 26, 2015, the Consent dated as of December 28, 2015, and the Third Amendment dated as of April 7, 2017 (as amended, the “Wells Fargo Credit Agreement”), among Unified, Wells Fargo Bank, National Association and the lenders party thereto. In connection with such repayment, all guarantees of obligations under the Wells Fargo Credit Agreement, and all liens and security interests securing obligations under the Wells Fargo Credit Agreement and the CB&T Credit Agreement, were released and terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 23, 2017, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of April 10, 2017 (the “Merger Agreement”), among Unified, SUPERVALU INC. (“SVU”) and West Acquisition Corporation, a wholly-owned subsidiary of SVU (“Merger Sub”), Merger Sub merged with and into Unified, with Unified being the surviving corporation (the “Merger”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Merger, (i) each Class A Share of Unified, without par value, and Class B Share of Unified, without par value, in each case outstanding immediately prior to the effective time of the Merger, other than certain excluded shares, was converted into the right to receive $200.27 per share in cash and (ii) each Class E Share of Unified, without par value, outstanding immediately prior to the effective time of the Merger, other than certain excluded shares, was converted into the right to receive $100.00 per share in cash (the consideration in (i) and (ii), as applicable, the “Merger Consideration”).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Unified with the Securities and Exchange Commission on April 11, 2017 and is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

At the effective time of the Merger, Unified’s shareholders immediately prior to the effective time of the Merger ceased to have any rights as shareholders in Unified (other than their right to receive the applicable Merger Consideration).

Item 5.01	Changes in Control of Registrant.

Upon the effectiveness of the Merger, a change of control of Unified occurred and Unified became a wholly-owned subsidiary of SVU. SVU acquired Unified in a transaction valued at $390 million, comprised of $114 million in cash for 100% of the outstanding stock of Unified plus the assumption and payoff of Unified’s net debt of $276 million at closing. The funds used to complete the Merger and related transactions and pay related fees and expenses were funded through SVU’s cash on hand and borrowings under SVU’s existing credit facilities. The information disclosed in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, all members of Unified’s Board of Directors (Bradley A. Alford, Louis A. Amen, John Berberian, Vache Fermanian, Richard E. Goodspeed, Paul Kapioski, Mark Kidd, John D. Lang, Roger M. Laverty, Jay T. McCormack, G. Robert McDougall, John Najjar, Gregory A. Saar, Thomas S. Sayles, Michael S. Trask, Kenneth R. Tucker, Oscar Gonzalez, Darioush Khaledi and Mimi R. Song) ceased serving as members of Unified’s Board of Directors. Additionally, Karla C. Robertson became the sole director of Unified immediately after the closing of the Merger. Information concerning Ms. Robertson has been previously disclosed in the section entitled “Executive Officers of SUPERVALU INC.” under Item 1 of SVU’s Annual Report on Form 10-K for the fiscal year ended February 25, 2017, filed with the SEC on April 25, 2017, and is incorporated herein by reference.

On June 23, 2017, following the closing of the Merger, all officers of Unified ceased serving as officers of Unified, including as follows: Robert M. Ling Jr. ceased serving as the Chief Executive Officer of Unified, Christine Neal ceased serving as the Chief Financial Officer of Unified and Mary M. Kasper ceased serving as the Senior Vice President, General Counsel and Secretary of Unified. Immediately thereafter Karla C. Robertson was appointed Chief Executive Officer, President and Secretary of Unified, and Bruce H. Besanko was appointed Chief Financial Officer and Vice President of Unified. Information concerning Ms. Robertson and Mr. Besanko has been previously disclosed in the section entitled “Executive Officers of SUPERVALU INC.” under Item 1 of SVU’s Annual Report on Form 10-K for the fiscal year ended February 25, 2017, filed with the SEC on April 25, 2017, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the Articles of Incorporation and Bylaws of Merger Sub became the Articles of Incorporation and Bylaws of the surviving corporation. Copies of Merger Sub’s Articles of Incorporation and Bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders (the “Special Meeting”) of Unified was held on June 22, 2017. The shareholders approved, and set forth below are the final voting results for, each of the proposals submitted to a vote of the shareholders of Unified at the Special Meeting.

1. To approve the Agreement and Plan of Merger, dated as of April 10, 2017, by and among Unified, SVU and Merger Sub, as such agreement may be amended from time to time.

Class A Shares

For	Against	Abstain
106,750	1,750	3,150

Class B Shares

For	Against	Abstain
356,050	987	2,316

Class E Shares

For	Against	Abstain
73,060	327	686

2. To approve, by non-binding, advisory vote, certain compensation arrangements for Unified’s named executive officers in connection with the Merger.

Class A Shares

For	Against	Abstain
74,550	23,800	13,650

3. To approve one or more adjournments of the Special Meeting, if necessary, desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there is an insufficient number of votes in favor of approving the Merger Agreement.

Class A Shares

For	Against	Abstain
98,000	4,900	9,100

Adjournment of the Special Meeting was not necessary or appropriate because there was a quorum present and there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of April 10, 2017, among Unified Grocers, Inc., SUPERVALU INC. and West Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Unified Grocers, Inc.’s Current Report on Form 8-K filed with the SEC on April 11, 2017).

3.1	Amended and Restated Articles of Incorporation of Unified Grocers, Inc.

3.2	Amended and Restated Bylaws of Unified Grocers, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Unified agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that Unified may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIED GROCERS, INC.

Date: June 26, 2017	By:	/s/ Karla C. Robertson Karla C. Robertson Chief Executive Officer, President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of April 10, 2017, among Unified Grocers, Inc., SUPERVALU INC. and West Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Unified Grocers, Inc.’s Current Report on Form 8-K filed with the SEC on April 11, 2017).

3.1	Amended and Restated Articles of Incorporation of Unified Grocers, Inc.

3.2	Amended and Restated Bylaws of Unified Grocers, Inc.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Unified agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request; provided, however, that Unified may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.